                                                                    EXHIBIT 10.2

                   STANDARD TERMS AND CONDITIONS RELATING TO
                          NONSTATUTORY STOCK OPTIONS

          UNDER THE 1997 STOCK OPTION PLAN WIRELESS FACILITIES, INC.
          ----------------------------------------------------------

                                                   adopted as of January 7, 1999

     The following Standard Terms and Conditions Relating to Nonstatutory Stock Options (the "Terms and Conditions") apply to the Nonstatutory Stock Options granted under the 1997 Stock Option Plan of Wireless Facilities, Inc. (the "Plan"), the applicable terms of which are hereby incorporated by reference and made a part of these standard Terms and Conditions. In turn, these Terms and Conditions are incorporated by reference into each such Option. Whenever capitalized terms are used in these Terms and Conditions, they shall have the meaning specified (i) in the Plan, (ii) in the Wireless Facilities, Inc. Nonstatutory Stock Option Agreement Facing Page (the "Facing Page") into which these Terms and Conditions are incorporated by reference, or (iii) below, unless the context clearly indicates to the contrary. As used herein and in the Plan, the "Option Agreement" shall mean the Nonstatutory Stock Option Agreement Facing Page and these Terms and Conditions as incorporated therein. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

     1.   Term of Option.  Subject to the maximum time limitations in Section
          --------------
6(a) of the Plan, the term of the Option shall be the period commencing on the date of the Option Agreement and ending on the Expiration Date (as defined in the Facing Page), unless terminated earlier as provided herein or in the Plan.

     2.   Exercise Price.  The exercise price of the Option granted hereby shall
          --------------
be not less than eighty-five percent (85%) of the Fair Market Value of the Option Shares subject to the Option on the date the Option is granted; provided, however, if the Optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any of its Affiliates), the exercise price of the Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Option Shares on the date the Option is granted.

     3.   Exercise of Option.
          ------------------

          (a) The Facing Page shall set forth the rate at which the Option Shares shall become subject to purchase by Optionee; provided, however, such Option Shares shall become subject to purchase ("vest") at an annual rate which is not less than twenty percent (20%) of the total Option Shares subject to the Option over the five (5) year period commencing with the date of the grant of the Option.

          (b) Optionee shall exercise the Option to the extent exercisable, in whole or in part, by sending written notice to the Company in the form attached hereto as Exhibit A of his intention to purchase Option Shares hereunder,
          ---------
together with a check in the amount of the full purchase price of the Option Shares to be purchased. Except as otherwise provided in the Plan,

Optionee shall not exercise the Option at any one time with respect to less than the minimum number of Option Shares as is set forth on the Facing Page.

          (c) Optionee agrees to complete and execute any additional documents which the Company reasonably requests that Optionee complete in order to comply with applicable federal, state and local securities laws, rules and regulations.

          (d) Subject to the Company's compliance with all applicable laws, rules and regulations relating to the issuance of such Option Shares and Optionee's compliance with all the terms and conditions of the Option Agreement, these Terms and Conditions and the Plan, the Company shall promptly deliver the Option Shares to the Optionee.

          (e) Except as otherwise provided herein or in the Plan, the Option may be exercised during the lifetime of the Optionee only by the Optionee.

     4.   Option Not Transferable.  The Option granted hereunder shall not be
          -----------------------
transferable in any manner other than upon the death of Optionee as provided in the Plan. More particularly (but without limiting the foregoing), the Option may not be assigned, transferred (except as expressly provided herein), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     5.   Termination of Option.
          ---------------------

          (a) To the extent not previously exercised, the Option shall terminate on the Expiration Date; provided, however, that except as otherwise provided in this Section 5 the Option may not be exercised more than thirty (30)
                           ----------------------------------------------------
days after the Termination of Employment or Consulting Relationship of Optionee
-------------------------------------------------------------------------------
for any reason (other than for Cause, as defined in the Plan, or upon Optionee's
--------------------------------------------------------------------------------
death or Disability).  Within such thirty (30) day period, Optionee may
--------------------
exercise the Option only to the extent the same was exercisable on the date of such termination and said right to exercise shall terminate at the end of such period.

          (b) In the event of the Termination of Employment or Consulting Relationship of Optionee for Cause, as defined in the Plan, the Option shall expire as of the date of the occurrence giving rise to such termination or upon the Expiration Date, whichever is earlier, and Optionee shall have no rights with respect to any unexercised portion of the Option.

          (c) In the event of the Termination of Employment or Consulting Relationship of Optionee as a result of Optionee's Disability, the Option shall be exercisable for a period of six (6) months from the date of such termination, but in no event later than the Expiration Date and only to the extent that the Option was exercisable on the date of such termination.

                                       2.

          (d) In the event of the Termination of Employment or Consulting Relationship of Optionee as a result of Optionee's death, the Option shall be exercisable by the Optionee's estate (or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution) for a period of six (6) months from the date of such termination, but in no event later than the Expiration Date and only to the extent that the Optionee was entitled to exercise the Option on the date of death.

          (e) Notwithstanding anything herein to the contrary, no portion of any Option which is not exercisable by the Optionee upon the Termination of Employment or Consulting Relationship of such Optionee shall thereafter become exercisable, regardless of the reason for such termination.

     6.   No Right to Continued Relationship. The Option does not confer upon
          ----------------------------------
Optionee any right to continue in his capacity as an Employee, Consultant or Director of the Company, nor does it limit in any way the right of the Company to terminate Optionee's relationship with the Company at any time, with or without cause.

     7.   Right of Repurchase of Option Shares.
          -------------------------------------

          (a) Notwithstanding any provision herein to the contrary, the Option Shares issued pursuant to the Option shall be subject to a right, but not an obligation, of repurchase by the Company (the "Right of Repurchase"), at the price determined under subsection (b) below, if prior to the Expiration Date or the termination of the Right of Repurchase as provided in Section 9(d) below a Termination of Employment or Consulting Relationship occurs for any reason, including as a result of Optionee's death or Disability. Option Shares issued by the Company shall not be transferable by the Optionee during the period during which the Right of Repurchase applies, and the Company may take such steps as it deems necessary to ensure compliance with this restriction.

          (b) The price per share at which the Company may exercise the Right of Repurchase (the "Repurchase Price") shall be the fair market value of an Option Share on the date of the Termination of Employment or Consulting Relationship of Optionee, as determined in good faith by the Company's Board of Directors (or an officer appointed by the Board of Directors for such purpose).

          (c) The Company's Right of Repurchase shall terminate if not exercised by written notice from the Company to the Optionee within ninety (90) days of the Termination of Employment or Consulting Relationship. If the Company exercises its Right of Repurchase, it shall give notice thereof to the Optionee within such ninety (90) day period, and, upon receipt of such notice, the Optionee shall immediately endorse and deliver to the Company the stock certificate(s) representing the Option Shares being repurchased, and the Company shall then promptly pay, pursuant to the provisions of Section 7(d) below, the total Repurchase Price to the Optionee. If the Company exercises its Right of Repurchase it shall exercise its right with respect to all (not some) of such Option Shares.

                                       3.

          (d) The Repurchase Price shall be paid first by cancellation of any obligation for accrued but unpaid interest outstanding under notes issued by the Optionee upon purchase of the Option Shares (if any), next by cancellation of principal outstanding under such notes (if any), and finally by payment in cash of the balance due.

          (e) In the event the Company does not elect to exercise its Right of Repurchase within the ninety (90) day period, the Option Shares shall no longer be subject to repurchase by the Company pursuant to this Section 7.

     8.   Right of First Refusal.  Optionee agrees that he will not sell or
          ----------------------
otherwise transfer any Option Shares (including transfer by operation of law) at any time after the expiration of the Right of Repurchase and prior to the termination of this section pursuant to Section 9(d) below unless such Option Shares shall first be offered to the Company as follows:

          (a) The Optionee shall deliver a notice (the "Notice") to the Company, stating (i) the Optionee's bona fide intention to sell or transfer such Option Shares, (ii) the number of such Option Shares to be sold or transferred,
(iii) the consideration for which the Optionee proposes to sell or transfer such Option Shares, (iv) the terms of payment of such consideration and any other terms and conditions of sale, and (v) the name of the proposed purchaser or transferee.

          (b) Within thirty (30) days after receipt of the Notice, the Company may elect to purchase any or all of the Option Shares to which the Notice refers, for the consideration per share and upon the terms and conditions specified in the Notice, except as set forth in Section 8(e) below for transfers involving non-cash consideration. If the Company elects not to purchase all such Option Shares, the Company may assign its right to purchase the remaining Option Shares. The Company's assignees may elect, within thirty (30) days after receipt by the Company of the Notice, to purchase any or all Option Shares to which the Notice refers which the Company has not elected to purchase, for the consideration per share and upon the terms and conditions specified in the Notice, except as set forth in Section 8(e) below. An election to purchase shall be made by written notice to the Optionee, specifying the number of Option Shares to be purchased. If the Company and/or its assignees elect to so purchase the offered Option Shares, they shall complete the purchase of such shares within sixty (60) days after receipt by the Company of the Notice, unless a longer period is set forth in the Notice.

          (c) If the Company and/or its assignees do not elect to so purchase all of such offered Option Shares within such thirty (30) day period, Optionee shall have no obligation to transfer such Option Shares to the Company and/or its assignees and Optionee shall have a period of thirty (30) days thereafter to transfer all (but not less than all) of such Option Shares to the transferee referred to in the Notice and for the same consideration and on the other terms as set forth therein; provided, however, that prior to any transfer of such Option Shares, the proposed transferee shall execute and deliver to the Company an agreement with the Company, in form and substance satisfactory to the Company, pursuant to which such transferee agrees to be subject to the relevant provisions of the Option Agreement.

                                       4.

          (d) In the event that such Option Shares are not transferred to the transferee referred to in the Notice and in accordance with the terms of the Option Agreement within such 30-day period, the restrictions on transfer provided in this Section 8 shall again become applicable to the Option Shares.

          (e) If part or all of the purchase consideration specified in a Notice delivered by the Optionee pursuant to this Section 8 is other than cash or purchaser's promissory note or other evidence of indebtedness, the Company and its assignee(s) shall have the right to purchase the Option Shares specified in the Notice for a cash price equal to the fair market value of the number of Option Shares to be so purchased by the Company and/or its assignee(s). The fair market value of any Option Shares shall be as determined in good faith by the Company's Board of Directors (or an officer appointed by the Board of Directors for such purposes).

     9.   Other Provisions Regarding Transfer.
          ------------------------------------

          (a) Optionee, as a condition for accepting any Option Shares, shall not sell, transfer or pledge any Option Shares subject to the Right of Repurchase described in Section 7 or the right of first refusal described in
Section 8 hereof, other than in the manner expressly permitted in the Option Agreement, and any such sale, transfer or pledge of the Option Shares in violation of this Agreement shall be void. The Company shall not be required (i) to transfer on its books any Option Shares which shall have been sold or transferred in violation of any of the provisions set forth in the Option Agreement or (ii) to treat as the owner of such Option Shares or accord the right to vote or pay dividends to any transferee to whom such Option Shares shall have been so transferred.

          (b) Notwithstanding anything to the contrary contained herein, Optionee is under no restrictions as to the transfer by him of any or all of the issued Option Shares to his Related Transferees (as defined herein) provided that each such Related Transferee shall first (i) execute a written consent to be bound by all of the relevant provisions of the Option Agreement in form and substance satisfactory to the Company and (ii) give a duplicate original of such consent to the Company. The "Related Transferees" of the Optionee as used herein shall consist of the Optionee's spouse, his adult lineal descendants, the adult spouses of his lineal descendants and trusts for the benefit of any of the foregoing, Optionee and/or his minor lineal descendants. In the event of any transfer by the Optionee to his Related Transferees of all or any part of the Option Shares (or in the event of any subsequent transfer by any such Related Transferee to another Related Transferee of the Optionee), such Related Transferees shall receive and hold the Option Shares subject to the relevant terms of the Option Agreement and the Optionee's rights and obligations hereunder as though the Option Shares were still owned by the Optionee and shall together with the Optionee continue to be deemed to be the "Optionee" for purposes of the Option Agreement, including without limitation restrictions on the transfer of Option Shares. There shall be no further transfer of the Option Shares by a Related Transferee except between and among such Related Transferee, the Optionee and other Related Transferees of the Optionee, or except as permitted by the Option Agreement. The Company advises the Optionee to seek independent tax counsel prior to transferring any Option Shares to any Related Transferee.

                                       5.

          (c) The Optionee hereby grants to the Company a security interest in the Option Shares for the purpose of ensuring that a transfer in violation of the restrictions set forth in Sections 7, 8 and 9 of this Agreement does not occur. In furtherance of such security interest, the Company may, at its option, retain the certificate(s) evidencing the Option Shares, together with stock assignments executed in blank by the Optionee, until such transfer restrictions terminate in accordance with Section 9(d). The Optionee hereby grants to any officer(s) of the Company the power of attorney to cause the Option Shares to be transferred on the books of the Company in the event the Company and/or its assignees repurchase some or all of the Option Shares in accordance with the Option Agreement.

          (d) The transfer restrictions provided in Sections 7, 8 and 9 hereof shall terminate upon the earlier to occur of (i) the effectiveness of a registration statement (other than a registration statement pursuant to any employee, purchase, savings, option, bonus, appreciation, profit sharing, thrift, incentive or similar plan of the Company) filed by the Company under the Securities Act in connection with the initial public offering of its securities, and the completion of the sale of securities made pursuant to such registration statement for an aggregate amount of at least $10,000,000, and (ii) such other conditions as the Board of Directors may determine in its sole discretion.

     10.  Notice of Tax Election.  If Optionee makes any tax election relating
          ----------------------
to the treatment of the Option Shares under the Internal Revenue Code of 1986, as amended, Optionee shall promptly notify the Company of such election.

     11.  Market Stand-Off.
          ----------------

          (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any of the Option Shares without the prior written consent of the Company and its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters, which period of time shall not exceed one hundred eighty
(180) days.

          (b) Notwithstanding the foregoing, Optionee shall be subject to the market stand-off provisions of this Section 11 only if the executive officers and directors of the Company are also subject to similar arrangements which are no less restrictive.

          (c) In order to enforce the provisions of this Section 11, the Company may impose stop-transfer instructions with respect to the Option Shares until the end of the applicable stand-off period.

                                       6.

     12.  Acknowledgments of Optionee.  Optionee acknowledges and agrees that:
          ---------------------------

          (a) Optionee and his transferees shall have no rights as a shareholder with respect to any Option Shares until the date of the issuance of a stock certificate evidencing such Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9 of the Plan.

          (b) All certificates representing the Option Shares shall have endorsed thereon the following legends, the provisions of which are hereby incorporated into the Option Agreement:

          THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OTHER THAN THE STATE OF CALIFORNIA AND HAVE BEEN ISSUED AND SOLD PURSUANT TO AN EXEMPTION FROM THE ACT AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY THE HOLDERS THEREOF AT ANY TIME EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT COVERING THE SECURITIES, OR (2) IF, IN THE REASONABLE OPINION OF COUNSEL TO THE CORPORATION, SUCH SHARES MAY BE TRANSFERRED WITHOUT SUCH REGISTRATION.

          IN ADDITION, SALE, TRANSFER OR HYPOTHECATION OF THIS SECURITY IS RESTRICTED BY THE PROVISIONS OF A NONSTATUTORY STOCK OPTION AGREEMENT (AND THE STANDARD TERMS AND CONDITIONS RELATING TO NONSTATUTORY STOCK OPTIONS INCORPORATED THEREIN) ENTERED INTO BY THE CORPORATION AND THIS SHAREHOLDER DATED AS OF _________________ [AGREEMENT DATE], A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND ALL OF THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN.

     13.  Investment Representations.  As an inducement to the Company to grant
          --------------------------
the Option and issue the Option Shares to the Optionee, the Optionee hereby makes the following representations and warranties, and authorizes the Company to rely upon the same:

          (a) The Optionee will acquire the Option Shares for investment for his own account, not for resale, without any intention of or view toward or for participating, directly or indirectly, in a distribution of the Option Shares or any portion thereof.

                                       7.

          (b) The Optionee understands that an investment in the Company is speculative, that any possible profits therefrom are uncertain, and that he must bear the economic risks of the investment in the Company for an indefinite period of time.

          (c) The Optionee understands that the Option Shares have not been registered under the Securities Act in reliance on the exemption provided by Rule 701 promulgated thereunder for compensatory benefit plans; and that the Option Shares have not been registered or qualified under the "blue sky" laws of any state including the State of California.

          (d) The Optionee understands that the Option Shares may have to be held indefinitely unless they are subsequently registered under the Securities Act and qualified or registered under other applicable securities laws, rules and regulations, which is unlikely, or unless an exemption from such qualification or registration is available.

          (e) The Optionee understands and agrees that (i) the legends set forth in Section 12(b) hereof will be placed on the certificate(s) evidencing the Option Shares and, except as otherwise provided in Section 12(b), on certificate(s) issued to transferees; (ii) the stock records of the Company will be noted with respect to such restrictions; (iii) the Company will not be under any obligation to register the Option Shares or to comply with any exemption available for sale of the Option Shares without registration; and (iv) the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the Securities Act are not now available and it is not likely that they will become available in the foreseeable future.

          (f) The Optionee is a bona fide resident and domiciliary of, not a temporary transient resident of, and has his principal residence in, the state or other jurisdiction set forth under Optionee's signature in the Option Agreement, and Optionee does not have any present intention of moving his principal residence from such state or jurisdiction.

     14.  Withholding Taxes.  Whenever Option Shares are to be issued under the
          -----------------
Option Agreement, the Company shall have the right to require Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to issuance and/or delivery of any certificate or certificates for such Option Shares.

     15.  Financial Information.  The Corporation shall provide to each Optionee
          ---------------------
on an annual basis a copy of the annual financial report prepared by the Company's independent certified public accountants, or such other periodic financial report which conforms with Section 260.140.46 of Title 10 of the California Code of Regulations.

     16.  Miscellaneous.
          -------------

          (a) The Option Agreement shall bind and inure to the benefit of the parties' heirs, legal representatives, successors and permitted assigns.

          (b) The Option Agreement, the Plan, and these Terms and Conditions constitute the entire agreement between the parties pertaining to the subject matter contained herein and they

                                       8.

supersede all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of the Option Agreement shall be binding unless executed in writing by all of the parties. No waiver of any of the provisions of the Option Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. In the event there exists any conflict or discrepancy between any of the terms in the Plan and the Option Agreement, the terms of the Plan shall be controlling. A copy of the Plan has been delivered to the Optionee and also may be inspected by Optionee at the principal office of the Company.

          (c) Should any portion of the Plan, the Option Agreement or these Terms and Conditions be declared invalid and unenforceable, then such portion shall be deemed to be severable from the Option Agreement and shall not affect the remainder hereof.

          (d) All notices to be sent hereunder shall be delivered in person or sent by United States Mail, certified and postage prepaid, to Optionee at the address set forth on the Facing Page of the Option Agreement or to the Company at its principal place of business, Attention: President. Any change in the address to which notices shall be sent under the Option Agreement to the Optionee shall be made by the Optionee upon ten (10) days' written notice to the Company.

          (e) The Option Agreement shall be construed according to the internal laws of the State of California without resort to California's conflict-of-laws provisions. The Option Agreement is made and entered into in San Diego, California. The sole venue for adjudicating any action arising from or relating to the Option Agreement shall be in San Diego, California.

                                       9.

                                   EXHIBIT A
                                   ---------

                Notice of Exercise of Nonstatutory Stock Option
                -----------------------------------------------


To:  WIRELESS FACILITIES, INC.
     Attention: President


     I, a resident of the State of _____________________, hereby exercise my nonstatutory stock option granted by WIRELESS FACILITIES, INC., a Delaware corporation (the "Company"), pursuant to a Nonstatutory Stock Option Agreement dated __________, 199__, subject to all the terms and provisions thereof and notify the Company of my desire to purchase _____ shares of Common Stock of the Company at the exercise price of _______________ Dollars ($_______) per share pursuant to said option.

     I agree to complete and execute any additional documents which the Company may request that I complete in order to comply with applicable federal, state and local securities laws, rules and regulations.


Dated:  __________________


____________________________   __________________________
Social Security or  [Name]
Taxpayer I.D. Number
                                    Address:
                                    _______________________________
                                    _______________________________
                                    _______________________________

                           WIRELESS FACILITIES, INC.
                      NONSTATUTORY STOCK OPTION AGREEMENT
                                 (Facing Page)


     FOR GOOD AND VALUABLE CONSIDERATION, Wireless Facilities, Inc., a New York corporation, hereby irrevocably grants to the Optionee named below a nonstatutory stock option (the "Option") to purchase any part or all of the specified number of shares of its Common Stock upon the terms and subject to the conditions set forth in this Option Agreement, at the specified purchase price per share without commission or other charge. The Option is granted pursuant to the 1997 Stock Option Plan of Wireless Facilities, Inc. (the "Plan") and the Standard Terms and Conditions Relating to Nonstatutory Stock Options (the "Terms and Conditions") promulgated under the Plan and in effect as of the date of this Option Agreement. The terms of the Plan and the Terms and Conditions are hereby incorporated herein by reference and made a part of this Option Agreement.

Name of Optionee:
                                                 ______________________________
Social Security Number:
                                                 ______________________________
Number of Shares covered by
Option (the "Option Shares"):
                                                 ______________________________


Purchase Price Per Option Share:                 $
                                                 ______________________________
Minimum Number of Option Shares Per
Partial Exercise (unless Optionee exercises
all of the Option then exercisable):
                                                 ______________________________
The Option shall become exercisable as follows:

     [FOR YEARLY VESTING:] _______________ Option Shares [not less than 20% of the Option Shares for non-officer employees] shall become subject to purchase on ____________ of each calendar year, commencing with 199__ [not later than one year from date of grant for non-officer employees] and ending with 199__. Once subject to purchase, the Option Shares shall remain subject to purchase until ____________ [not later than [10] years from the date of grant] (the "Expiration Date") unless the Option is earlier terminated in accordance with the Plan and the Terms and Conditions.

Date of this Option Agreement:  _________________, 199__ [date of grant]

WIRELESS FACILITIES, INC.
                                                  ______________________________
                                                  Optionee's Signature

By:____________________________                   Residence Address:
   Name:_______________________                   ______________________________
   Title:______________________                   ______________________________

                   STANDARD TERMS AND CONDITIONS RELATING TO
                            INCENTIVE STOCK OPTIONS

         UNDER THE 1997 STOCK OPTION PLAN OF WIRELESS FACILITIES, INC.
         -------------------------------------------------------------

                                                   adopted as of January 7, 1999

     The following Standard Terms and Conditions Relating to Incentive Stock Options (the "Terms and Conditions") apply to the Incentive Stock Options granted under the 1997 Stock Option Plan of Wireless Facilities, Inc. (the "Plan"), the applicable terms of which are hereby incorporated by reference and made a part of these standard Terms and Conditions. In turn, these Terms and Conditions are incorporated by reference into each such Option. Whenever capitalized terms are used in these Terms and Conditions, they shall have the meaning specified (i) in the Plan, (ii) in the Wireless Facilities, Inc. Incentive Stock Option Agreement Facing Page (the "Facing Page") into which these Terms and Conditions are incorporated by reference, or (iii) below, unless the context clearly indicates to the contrary. As used herein and in the Plan, the "Option Agreement" shall mean the Incentive Stock Option Agreement Facing Page and these Terms and Conditions as incorporated therein. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

     1.   Term of Option.  Subject to the maximum time limitations in Section
          --------------
6(a) of the Plan, the term of the Option shall be the period commencing on the date of the Option Agreement and ending on the Expiration Date (as defined in the Facing Page), unless terminated earlier as provided herein or in the Plan; provided however, if the Optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any of its Affiliates), the Option shall expire not later than five (5) years after the date of the Option Agreement.

     2.   Exercise Price.  The exercise price of the Option granted hereby shall
          --------------
be not less than one hundred percent (100%) of the Fair Market Value of the Option Shares subject to the Option on the date the Option is granted; provided, however, if the Optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any of its Affiliates), the exercise price of the Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Option Shares on the date the Option is granted.

     3.   Exercise of Option.
          ------------------

          (a) The Facing Page shall set forth the rate at which the Option Shares shall become subject to purchase by Optionee; provided, however, such Option Shares shall become subject to purchase ("vest") at an annual rate which is not less than twenty percent (20%) of the total Option Shares subject to the Option over the five (5) year period commencing with the date of the grant of the Option.

          (b) Optionee shall exercise the Option to the extent exercisable, in whole or in part, by sending written notice to the Company in the form attached hereto as Exhibit A of his
          ---------
intention to purchase Option Shares hereunder, together with a check in the amount of the full purchase price of the Option Shares to be purchased. Except as otherwise provided in the Plan, Optionee shall not exercise the Option at any one time with respect to less than the minimum number of Option Shares as is set forth on the Facing Page.

          (c) Optionee agrees to complete and execute any additional documents which the Company reasonably requests that Optionee complete in order to comply with applicable federal, state and local securities laws, rules and regulations.

          (d) Subject to the Company's compliance with all applicable laws, rules and regulations relating to the issuance of such Option Shares and Optionee's compliance with all the terms and conditions of the Option Agreement, these Terms and Conditions and the Plan, the Company shall promptly deliver the Option Shares to the Optionee.

          (e) Except as otherwise provided herein or in the Plan, the Option may be exercised during the lifetime of the Optionee only by the Optionee.

     4.   Option Not Transferable.  The Option granted hereunder shall not be
          -----------------------
transferable in any manner other than upon the death of Optionee as provided in the Plan. More particularly (but without limiting the foregoing), the Option may not be assigned, transferred (except as expressly provided herein), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     5.   Termination of Option.
          ---------------------

          (a) To the extent not previously exercised, the Option shall terminate on the Expiration Date; provided, however, that except as otherwise provided in this Section 5 the Option may not be exercised more than thirty (30)
                           ----------------------------------------------------
days after the Termination of Employment or Consulting Relationship of Optionee
-------------------------------------------------------------------------------
for any reason (other than for Cause, as defined in the Plan, or upon Optionee's
--------------------------------------------------------------------------------
death or Disability). Within such thirty (30) day period, Optionee may exercise
-------------------
the Option only to the extent the same was exercisable on the date of such termination and said right to exercise shall terminate at the end of such period.

          (b) In the event of the Termination of Employment or Consulting Relationship of Optionee for Cause, as defined in the Plan, the Option shall expire as of the date of the occurrence giving rise to such termination or upon the Expiration Date, whichever is earlier, and Optionee shall have no rights with respect to any unexercised portion of the Option.

          (c) In the event of the Termination of Employment or Consulting Relationship of Optionee as a result of Optionee's Disability, the Option shall be exercisable for a period of six (6) months from the date of such termination, but in no event later than the Expiration Date and only to the extent that the Option was exercisable on the date of such termination.

                                      2.

          (d) In the event of the Termination of Employment or Consulting Relationship of Optionee as a result of Optionee's death, the Option shall be exercisable by the Optionee's estate (or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution) for a period of six (6) months from the date of such termination, but in no event later than the Expiration Date and only to the extent that the Optionee was entitled to exercise the Option on the date of death.

          (e) Notwithstanding anything herein to the contrary, no portion of any Option which is not exercisable by the Optionee upon the Termination of Employment or Consulting Relationship of such Optionee shall thereafter become exercisable, regardless of the reason for such termination.

     6.   No Right to Continued Employment.  The Option does not confer upon
          --------------------------------
Optionee any right to continue in the employ of the Company, nor does it limit in any way the right of the Company to terminate Optionee's employment at any time, with or without cause.

     7.   Right of Repurchase of Option Shares.

          (a) Notwithstanding any provision herein to the contrary, the Option Shares issued pursuant to the Option shall be subject to a right, but not an obligation, of repurchase by the Company (the "Right of Repurchase"), at the price determined under subsection (b) below, if prior to the Expiration Date or the termination of the Right of Repurchase as provided in Section 9(d) below a Termination of Employment or Consulting Relationship occurs for any reason, including as a result of Optionee's death or Disability. Option Shares issued by the Company shall not be transferable by the Optionee during the period during which the Right of Repurchase applies, and the Company may take such steps as it deems necessary to ensure compliance with this restriction.

          (b) The price per share at which the Company may exercise the Right of Repurchase (the "Repurchase Price") shall be the fair market value of an Option Share on the date of the Termination of Employment or Consulting Relationship of Optionee, as determined in good faith by the Company's Board of Directors (or an officer appointed by the Board of Directors for such purpose).

          (c) The Company's Right of Repurchase shall terminate if not exercised by written notice from the Company to the Optionee within ninety (90) days of the Termination of Employment or Consulting Relationship. If the Company exercises its Right of Repurchase, it shall give notice thereof to the Optionee within such ninety (90) day period, and, upon receipt of such notice, the Optionee shall immediately endorse and deliver to the Company the stock certificate(s) representing the Option Shares being repurchased, and the Company shall then promptly pay, pursuant to the provisions of Section 7(d) below, the total Repurchase Price to the Optionee. If the Company exercises its Right of Repurchase it shall exercise its right with respect to all (not some) of such Option Shares.

          (d) The Repurchase Price shall be paid first by cancellation of any obligation for accrued but unpaid interest outstanding under notes issued by the Optionee upon purchase of the

                                      3.

Option Shares (if any), next by cancellation of principal outstanding under such notes (if any), and finally by payment in cash of the balance due.

          (e) In the event the Company does not elect to exercise its Right of Repurchase within the ninety (90) day period, the Option Shares shall no longer be subject to repurchase by the Company pursuant to this Section 7.

     8.   Right of First Refusal.  Optionee agrees that he will not sell or
          ----------------------
otherwise transfer any Option Shares (including transfer by operation of law) at any time after the expiration of the Right of Repurchase and prior to the termination of this section pursuant to Section 9(d) below unless such Option Shares shall first be offered to the Company as follows:

          (a) The Optionee shall deliver a notice (the "Notice") to the Company, stating (i) the Optionee's bona fide intention to sell or transfer such Option Shares, (ii) the number of such Option Shares to be sold or transferred,
(iii) the consideration for which the Optionee proposes to sell or transfer such Option Shares, (iv) the terms of payment of such consideration and any other terms and conditions of sale, and (v) the name of the proposed purchaser or transferee.

          (b) Within thirty (30) days after receipt of the Notice, the Company may elect to purchase any or all of the Option Shares to which the Notice refers, for the consideration per share and upon the terms and conditions specified in the Notice, except as set forth in Section 8(e) below for transfers involving non-cash consideration. If the Company elects not to purchase all such Option Shares, the Company may assign its right to purchase the remaining Option Shares. The Company's assignees may elect, within thirty (30) days after receipt by the Company of the Notice, to purchase any or all Option Shares to which the Notice refers which the Company has not elected to purchase, for the consideration per share and upon the terms and conditions specified in the Notice, except as set forth in Section 8(e) below. An election to purchase shall be made by written notice to the Optionee, specifying the number of Option Shares to be purchased. If the Company and/or its assignees elect to purchase the offered Option Shares, they shall complete the purchase within sixty (60) days after receipt by the Company of the Notice, unless a longer period is set forth in the Notice.

          (c) If the Company and/or its assignees do not elect to so purchase all of such offered Option Shares within such thirty (30) day period, Optionee shall have no obligation to transfer such Option Shares to the Company and/or its assignees and the Optionee shall have a period of thirty (30) days thereafter to transfer all (but not less than all) of such Option Shares to the transferee referred to in the Notice and for the same consideration and on the other terms as set forth therein; provided, however, that prior to any transfer of such Option Shares, the proposed transferee shall execute and deliver to the Company an agreement with the Company, in form and substance satisfactory to the Company, pursuant to which such transferee agrees to be subject to the relevant provisions of the Option Agreement.

          (d) In the event that such Option Shares are not transferred to the transferee referred to in the Notice and in accordance with the terms of the Option Agreement within such 30-

                                      4.

day period, the restrictions on transfer provided in this Section 8 shall again become applicable to the Option Shares.

          (e) If part or all of the purchase consideration specified in a Notice delivered by the Optionee pursuant to this Section 8 is other than cash or purchaser's promissory note or other evidence of indebtedness, the Company and its assignee(s) shall have the right to purchase the Option Shares specified in the Notice for a cash price equal to the fair market value of the number of Option Shares to be so purchased by the Company and/or its assignee(s). The fair market value of any Option Shares shall be as determined in good faith by the Company's Board of Directors (or an officer appointed by the Board of Directors for such purposes).

     9.   Other Provisions Regarding Transfer.
          ------------------------------------

          (a) Optionee, as a condition for accepting any Option Shares, shall not sell, transfer or pledge any Option Shares subject to the Right of Repurchase described in Section 7 or the right of first refusal described in
Section 8 hereof, other than in the manner expressly permitted in the Option Agreement, and any such sale, transfer or pledge of the Option Shares in violation of this Agreement shall be void. The Company shall not be required (i) to transfer on its books any Option Shares which shall have been sold or transferred in violation of any of the provisions set forth in the Option Agreement or (ii) to treat as the owner of such Option Shares or accord the right to vote or pay dividends to any transferee to whom such Option Shares shall have been so transferred.

          (b) Notwithstanding anything to the contrary contained herein, Optionee is under no restrictions as to the transfer by him of any or all of the issued Option Shares to his Related Transferees (as defined herein) provided that each such Related Transferee shall first (i) execute a written consent to be bound by all of the relevant provisions of the Option Agreement in form and substance satisfactory to the Company and (ii) give a duplicate original of such consent to the Company. The "Related Transferees" of the Optionee as used herein shall consist of the Optionee's spouse, his adult lineal descendants, the adult spouses of his lineal descendants and trusts for the benefit of any of the foregoing, Optionee and/or his minor lineal descendants. In the event of any transfer by the Optionee to his Related Transferees of all or any part of the Option Shares (or in the event of any subsequent transfer by any such Related Transferee to another Related Transferee of the Optionee), such Related Transferees shall receive and hold the Option Shares subject to the relevant terms of the Option Agreement and the Optionee's rights and obligations hereunder as though the Option Shares were still owned by the Optionee and shall together with the Optionee continue to be deemed to be the "Optionee" for purposes of the Option Agreement, including without limitation restrictions on the transfer of Option Shares. There shall be no further transfer of the Option Shares by a Related Transferee except between and among such Related Transferee, the Optionee and other Related Transferees of the Optionee, or except as permitted by the Option Agreement. The Company advises the Optionee to seek independent tax counsel prior to transferring any Option Shares to any Related Transferee.

          (c) The Optionee hereby grants to the Company a security interest in the Option Shares for the purpose of ensuring that a transfer in violation of the restrictions set forth in Sections 7, 8 and 9 of this Agreement does not occur. In furtherance of such security interest, the Company

                                      5.

may, at its option, retain the certificate(s) evidencing the Option Shares, together with stock assignments executed in blank by the Optionee, until such transfer restrictions terminate in accordance with Section 9(d). The Optionee hereby grants to any officer(s) of the Company the power of attorney to cause the Option Shares to be transferred on the books of the Company in the event the Company and/or its assignees repurchase some or all of the Option Shares in accordance with the Option Agreement.

          (d) The transfer restrictions provided in Sections 7, 8 and 9 hereof shall terminate upon the earlier to occur of (i) the effectiveness of a registration statement (other than a registration statement pursuant to any employee, purchase, savings, option, bonus, appreciation, profit sharing, thrift, incentive or similar plan of the Company) filed by the Company under the Securities Act in connection with the initial public offering of its securities, and the completion of the sale of securities made pursuant to such registration statement for an aggregate amount of at least $10,000,000, and (ii) such other conditions as the Board of Directors may determine in its sole discretion.

     10.  Notice of Tax Election.  If Optionee makes any tax election relating
          ----------------------
to the treatment of the Option Shares under the Internal Revenue Code of 1986, as amended, Optionee shall promptly notify the Company of such election.

     11.  Market Stand-Off.
          ----------------

          (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any of the Option Shares without the prior written consent of the Company and its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters, which period of time shall not exceed one hundred eighty
(180) days.

          (b) Notwithstanding the foregoing, Optionee shall be subject to the market stand-off provisions of this Section 11 only if the executive officers and directors of the Company are also subject to similar arrangements which are no less restrictive.

          (c) In order to enforce the provisions of this Section 11, the Company may impose stop-transfer instructions with respect to the Option Shares until the end of the applicable stand-off period.

     12.  Acknowledgments of Optionee.  Optionee acknowledges and agrees that:
          ---------------------------

          (a) Although the Company has made a good faith attempt to qualify the Option as an incentive stock option within the meaning of Sections 421, 422 and 424 of the Code, the Company does not warrant that the Option granted herein constitutes an "incentive stock option"

                                      6.

within the meaning of such sections, or that the transfer of Option Shares will be treated for federal income tax purposes as specified in Section 421 of the Code.

          (b) Optionee shall notify the Company in writing within fifteen (15) days of each disposition (including a sale, exchange, gift or a transfer of legal title) of the Option Shares made within three years after the issuance of such Option Shares.

          (c) Optionee understands that if, among other things, he disposes of any Option Shares granted within two years of the granting of the Option to him or within one year of the issuance of such shares to him, then such Option Shares will not qualify for the beneficial treatment which Optionee might otherwise receive under Sections 421 and 422 of the Code.

          (d) Optionee and his transferees shall have no rights as a shareholder with respect to any Option Shares until the date of the issuance of a stock certificate evidencing such Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9 of the Plan.

          (e) All certificates representing the Option Shares shall have endorsed thereon the following legends, the provisions of which are hereby incorporated into the Option Agreement:

          THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OTHER THAN THE STATE OF CALIFORNIA AND HAVE BEEN ISSUED AND SOLD PURSUANT TO AN EXEMPTION FROM THE ACT AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY THE HOLDERS THEREOF AT ANY TIME EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT COVERING THE SECURITIES, OR (2) IF, IN THE REASONABLE OPINION OF COUNSEL TO THE CORPORATION, SUCH SHARES MAY BE TRANSFERRED WITHOUT SUCH REGISTRATION.

          IN ADDITION, SALE, TRANSFER OR HYPOTHECATION OF THIS SECURITY IS RESTRICTED BY THE PROVISIONS OF AN INCENTIVE STOCK OPTION AGREEMENT (AND THE STANDARD TERMS AND CONDITIONS RELATING TO INCENTIVE STOCK OPTIONS INCORPORATED THEREIN) ENTERED INTO BY THE CORPORATION AND THIS SHAREHOLDER DATED AS OF _________________ [AGREEMENT DATE], A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND ALL

                                      7.

          OF THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN.

          THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND MAY NOT BE TRANSFERRED PRIOR TO ________________ [THE LATER OF TWO YEARS FROM THE DATE OF THIS AGREEMENT OR ONE YEAR FROM THE ISSUANCE OF THE OPTION SHARES] UNLESS THE HOLDER SUBMITS EVIDENCE THAT HE HAS NOTIFIED THE CORPORATION OF SUCH TRANSFER. THIS LEGEND SHALL NOT APPEAR ON THE CERTIFICATES ISSUED UPON TRANSFER OF THESE SHARES.

     13.  Investment Representations.  As an inducement to the Company to grant
          --------------------------
the Option and issue the Option Shares to the Optionee, the Optionee hereby makes the following representations and warranties, and authorizes the Company to rely upon the same:

          (a) The Optionee will acquire the Option Shares for investment for his own account, not for resale, without any intention of or view toward or for participating, directly or indirectly, in a distribution of the Option Shares or any portion thereof.

          (b) The Optionee understands that an investment in the Company is speculative, that any possible profits therefrom are uncertain, and that he must bear the economic risks of the investment in the Company for an indefinite period of time.

          (c) The Optionee understands that the Option Shares have not been registered under the Securities Act in reliance on the exemption provided by Rule 701 promulgated thereunder for compensatory benefit plans; and that the Option Shares have not been registered or qualified under the "blue sky" laws of any state including the State of California.

          (d) The Optionee understands that the Option Shares may have to be held indefinitely unless they are subsequently registered under the Securities Act and qualified or registered under other applicable securities laws, rules and regulations, which is unlikely, or unless an exemption from such qualification or registration is available.

          (e) The Optionee understands and agrees that (i) the legends set forth in Section 12(e) hereof will be placed on the certificate(s) evidencing the Option Shares and, except as otherwise provided in Section 12(e), on certificate(s) issued to transferees; (ii) the stock records of the Company will be noted with respect to such restrictions; (iii) the Company will not be under any obligation to register the Option Shares or to comply with any exemption available for sale of the Option Shares without registration; and (iv) the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the Securities Act are not now available and it is not likely that they will become available in the foreseeable future.

                                      8.

          (f) The Optionee is a bona fide resident and domiciliary of, not a temporary transient resident of, and has his principal residence in, the state or other jurisdiction set forth under Optionee's signature in the Option Agreement, and Optionee does not have any present intention of moving his principal residence from such state or jurisdiction.

     14.  Withholding Taxes.  Whenever Option Shares are to be issued under the
          -----------------
Option Agreement, the Company shall have the right to require Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to issuance and/or delivery of any certificate or certificates for such Option Shares.

     15.  Financial Information.  The Corporation shall provide to each Optionee
          ---------------------
on an annual basis a copy of the annual financial report prepared by the Company's independent certified public accountants, or such other periodic financial report which conforms with Section 260.140.46 of Title 10 of the California Code of Regulations.

     16.  Miscellaneous.
          -------------

          (a) The Option Agreement shall bind and inure to the benefit of the parties' heirs, legal representatives, successors and permitted assigns.

          (b) The Option Agreement, the Plan, and these Terms and Conditions constitute the entire agreement between the parties pertaining to the subject matter contained herein and they supersede all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of the Option Agreement shall be binding unless executed in writing by all of the parties. No waiver of any of the provisions of the Option Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. In the event there exists any conflict or discrepancy between any of the terms in the Plan and the Option Agreement, the terms of the Plan shall be controlling. A copy of the Plan has been delivered to the Optionee and also may be inspected by Optionee at the principal office of the Company.

          (c) Should any portion of the Plan, the Option Agreement or these Terms and Conditions be declared invalid and unenforceable, then such portion shall be deemed to be severable from the Option Agreement and shall not affect the remainder hereof.

          (d) All notices to be sent hereunder shall be delivered in person or sent by United States Mail, certified and postage prepaid, to Optionee at the address set forth on the Facing Page of the Option Agreement or to the Company at its principal place of business, Attention: President. Any change in the address to which notices shall be sent under the Option Agreement to the Optionee shall be made by the Optionee upon ten (10) days' written notice to the Company.

          (e) The Option Agreement shall be construed according to the internal laws of the State of California without resort to California's conflict-of-laws provisions. The Option Agreement is made and entered into in San Diego, California. The sole venue for adjudicating any action arising from or relating to the Option Agreement shall be in San Diego, California.

                                      9.

                                   EXHIBIT A
                                   ---------

                 Notice of Exercise of Incentive Stock Option
                 --------------------------------------------


To:  WIRELESS FACILITIES, INC.
     Attention: President


     I, a resident of the State of _____________________, hereby exercise my incentive stock option granted by WIRELESS FACILITIES, INC., a Delaware corporation (the "Company"), pursuant to an Incentive Stock Option Agreement dated __________, 199__, subject to all the terms and provisions thereof and notify the Company of my desire to purchase _____ shares of Common Stock of the Company at the exercise price of _______________ Dollars ($_______) per share pursuant to said option.

     I agree to complete and execute any additional documents which the Company may request that I complete in order to comply with applicable federal, state and local securities laws, rules and regulations.


Dated: __________________


___________________________     ______________________________
Social Security or  [Name]
Taxpayer I.D. Number
                                        Address:
                                        _______________________________
                                        _______________________________
                                        _______________________________

                                                                    EXHIBIT 10.2


                           WIRELESS FACILITIES, INC.
                       INCENTIVE STOCK OPTION AGREEMENT
                                 (Facing Page)

     FOR GOOD AND VALUABLE CONSIDERATION, Wireless Facilities, Inc., a New York corporation, hereby irrevocably grants to the Employee named below an incentive stock option (the "Option") to purchase any part or all of the specified number of shares of its Common Stock upon the terms and subject to the conditions set forth in this Option Agreement, at the specified purchase price per share without commission or other charge. The Option is granted pursuant to the 1997 Stock Option Plan of Wireless Facilities, Inc. (the "Plan") and the Standard Terms and Conditions Relating to Incentive Stock Options (the "Terms and Conditions") promulgated under the Plan and in effect as of the date of this Option Agreement. The terms of the Plan and the Terms and Conditions are hereby incorporated herein by reference and made a part of this Option Agreement.

Name of Employee:
                                                 ______________________________
Social Security Number:
                                                 ______________________________
Number of Shares covered by Option (the
 "Option Shares"):

                                                 ______________________________
Purchase Price Per Option Share:                 $
                                                 ______________________________

Minimum Number of Option Shares Per
Partial Exercise (unless Optionee
exercises all of the Option then
exercisable):
                                                 ______________________________

The Option shall become exercisable as follows:

     [FOR YEARLY VESTING:] _______________ Option Shares [not less than 20% of the Option Shares for non-officer employees] shall become subject to purchase on ____________ of each calendar year, commencing with 199__ [not later than one year from date of grant for non-officer employees] and ending with 199__. Once subject to purchase, the Option Shares shall remain subject to purchase until ____________ [not later than [10] years less one day from the date of grant] (the "Expiration Date") unless the Option is earlier terminated in accordance with the Plan and the Terms and Conditions.

Date of this Option Agreement:  _________________, 199__ [date of grant]

WIRELESS FACILITIES, INC.                        ______________________________
                                                 Employee's Signature

By:_____________________________                 Residence Address:
   Name:________________________                 ______________________________
   Title:_______________________                 ______________________________